EXHIBIT 99.1

FIRST AMENDMENT TO MASTER AGREEMENT

THIS FIRST AMENDMENT TO MASTER AGREEMENT (the “First Amendment”) is made and entered into as of the 13th day of June, 2005, by and between THE CHRISTIAN NETWORK, INC. (“CNI”), a Florida not-for-profit corporation, and PAXSON COMMUNICATIONS CORPORATION (“PCC”), a Delaware corporation.

WHEREAS, CNI and PCC entered into a Master Agreement for Overnight Programming, Use of Digital Capacity and Public Interest Programming (the “Master Agreement”) dated as of September 10, 1999, a true and correct copy of which is attached hereto;

WHEREAS, the FCC in September, 2004 adopted new children’s programming obligations for digital television stations requiring the broadcast of at least 3 hours a week of “core programming” for every multicast channel broadcast 24 hours a day, 7 days per week, and further requiring that this additional core programming (beyond the 3 hour baseline required on the main digital channel) be broadcast either on one free digital channel or across multiple free digital channels so long as the core programming has comparable carriage on multichannel video programming distributors as the main digital channel. The FCC further provided that at least 50% of the core programming may not be repeated during the same week. These requirements become effective January 1, 2006;

WHEREAS, the FCC is still considering what additional public service obligations, outside of children’s programming, will be imposed on digital television stations and as noted in the Master Agreement is expected to announce such obligations in the future;

WHEREAS, the Master Agreement provides that the CNI 24-hour Digital Programming will be designed to satisfy the Stations’ public interest obligations (including children’s programming obligations) as imposed by the FCC on digital television stations as such obligations may be adopted or modified by the FCC in the future; and

WHEREAS, CNI and PCC desire to amend the Master Agreement as set forth herein.

THEREFORE, for good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

1. Capitalized Terms. All capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Master Agreement.

2. Amendments. In consideration for the compensation set forth on Schedule 1 attached hereto, the Master Agreement is hereby amended as follows:

(a) Section 3(a) (Commencement of Use of CNI Digital Channel) of the Master Agreement currently states that PCC is required to provide to CNI the CNI Digital Channel for each PCC Station that commences digital multi-cast operations using two multi-cast channels. Section 3(a) is hereby deleted in its entirety and replaced with the following:

(a) Commencement of Use of CNI Digital Channel.

(i) On June 30, 2005, CNI’s First Stage overnight carriage rights with respect to each Station shall cease and PCC shall have no further obligation to broadcast on any Station CNI Overnight Programming during the First Stage. From and after June 30, 2005, CNI shall have the right, but not the obligation, to cause each Station that is broadcasting on-air with a digital signal to transition to the Second Stage by delivering, at CNI’s sole expense, the CNI 24-hour Digital Programming, at a total data rate not to exceed 2.80 Mb/second, to the PCC Network Operations Center located at 14444 66th Street North, Clearwater, Florida or such other location as PCC may from time to time designate upon written notice to CNI (the “PCC NOC”) or on such other basis as is provided for in the Uplink Agreement between the parties dated as of the date hereof.

(ii) Additionally, CNI shall have the right, but not the obligation, on at least ninety (90) days prior written notice to PCC, to deliver the CNI 24-hour Digital Programming directly to one or more Stations, at CNI’s sole expense (notwithstanding anything to the contrary in Section 4(b) or any other provision of this Agreement), via a Harmonic DTV Encoder and receiver or such other equipment of comparable functionality as CNI may elect to provide and reasonably acceptable to PCC (the “DTV Equipment”). For each Station to which CNI provides the DTV Equipment, PCC shall install and activate the DTV Equipment, at PCC’s sole expense, and shall make available to CNI the CNI Digital Channel on such Station, no later than 30 days following the Station’s receipt of the DTV Equipment. Upon receipt of the Station’s DTV Equipment, PCC shall acquire all rights and interests in the DTV Equipment and shall be solely responsible for all costs of operating, maintaining, repairing and replacing the DTV Equipment until the expiration or termination of this Agreement. PCC shall maintain the DTV Equipment in good operating condition, normal wear and tear excepted. Time is of the essence with respect to PCC’s obligations under this Section 3(a)(ii).

(iii) CNI’s rights under Section (3)(a)(i) and Section (3)(a)(ii) (collectively, the “DTV Option”) shall be exercised during the following period for each Station, as applicable:

(x) for each Station that is broadcasting on-air with a digital signal as of the date of this First Amendment, as set forth on Schedule 2.1 hereto, CNI’s execution of this First Amendment shall constitute notice of its exercise of the DTV Option; and

(y) for any Station listed on Schedule 2.2 hereto that commences on-air digital broadcasts after June 30, 2005, CNI’s execution of this First Amendment shall constitute notice of its exercise of the DTV Option as of the date such Station commences digital broadcasts. PCC shall provide notice to CNI no later than five business days following the date each Station listed on Schedule 2 commences on-air digital broadcasts.

If CNI fails to deliver the CNI 24-Hour Digital Programming to one or more of the Stations that has an operational CNI Digital Channel in accordance with the requirements of Section 3(a)(i) or Section 3(a)(ii) and fails to cure such failure to deliver the CNI 24-Hour Digital Programming within thirty (30) days after written notice from PCC of such failure, then CNI shall forfeit its right to broadcast on the CNI Digital Channel with respect to such Station or Stations; provided, that, PCC shall cooperate in good faith with and not interfere with CNI’s delivery of the CNI 24-Hour Digital Programming.

With respect to broadcast television stations WPXL, DTV Channel 50, New Orleans, Louisiana, WPXX, DTV Channel 51, Memphis, Tennessee, and WBNA, DTV Channel 8, Louisville, Kentucky (the “LMA Stations”), each of which are currently operated by PCC or a Subsidiary of PCC pursuant to a local marketing agreement (an “LMA”), CNI and PCC and/or such Subsidiary shall enter into a Station Agreement with respect to such LMA Station, which shall be subject to the terms and conditions of the relevant LMA. The parties shall use commercially reasonable efforts to enter into such Station Agreements within 30 days of the date of this First Amendment. PCC and/or such Subsidiary shall, upon any renewal or replacement LMA for any LMA Station, retain the right to broadcast the CNI Digital Channel as currently provided in the LMA for such LMA Station.

With respect to broadcast television stations WHPX, DTV Channel 34, New London, Connecticut, KPXO, DTV Channel 41, Kaneohe, Hawaii, WPXE, DTV Channel 40, Kenosha, Wisconsin, WPXN, DTV Channel 30, New York, New York, KPPX, DTV Channel 52, Tolleson, Arizona and KWPX, DTV Channel 32, Bellevue, Washington, CNI acknowledges that, as of the date hereof, such Stations are not currently transmitting on a multiplexed digital basis pursuant to which the CNI Digital Channel may be broadcast. With respect to such Stations, PCC shall use commercially reasonable efforts to commence transmitting a multiplex digital signal as promptly as reasonably practicable pursuant to which the CNI Digital Channel will be broadcast.

(b) The definition of “CNI 24-hour Digital Programming” in Section 1 of the Master Agreement is hereby deleted in its entirety and replaced with the following:

(e) “CNI 24-hour Digital Programming” means programming that is to be broadcast on the CNI Digital Channel consisting of entertainment, public affairs, children’s instructional, educational and other family-values based programming of CNI’s selection that does not include excessive or gratuitous violence, explicit sex or foul language. Notwithstanding the foregoing or any other provision in the Master Agreement or any Station Agreement, but without limiting in any respect CNI’s obligations to provide public interest programming, including without limitation under Section 3(c) of the Master Agreement and Section 3(c) of each Station Agreement, from and after June 30, 2005, “CNI 24-hour Digital Programming” may include up to but not in excess of six (6) hours per day of infomercial paid programming (i.e., any programming that includes any solicitation or offer for the sale of a product or service or request or solicitation for a donation or contribution)) of CNI’s selection that (x) constitutes Christian, faith-based programming, and (y) does not include excessive or gratuitous violence, explicit sex or foul language; provided, however, that (i) programming produced by CNI or any “Charitable Organization” that constitutes Christian, faith-based programming, or (ii) the direct sale of air time to a Charitable Organization for the telecast of Christian, faith-based programming (which in the case of (i) or (ii) may include requests or solicitations for contributions or donations to, or solicitations or offers for the sale of related products or services by, such Charitable Organization so long as such contributions and donations and payments for products or services are made either directly or indirectly to such Charitable Organization and no other person or entity), shall not be deemed to constitute “infomercial paid programming” for purposes of this Master Agreement or any Station Agreement and shall otherwise be permitted CNI 24-hour Digital Programming. For purposes of this Section 1(e), “Charitable Organization” shall mean an organization operated for Christian, faith-based purposes that qualifies as a charitable organization under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (or any corresponding provisions of the tax laws from time to time in effect).

(c) Section 3(d) (Rights of Carriage) of the Master Agreement is hereby deleted in its entirety and replaced with the following:

(d) Rights of Carriage. PCC shall cause each Station for which CNI has exercised the DTV Option to broadcast the CNI Digital Channel from such Station’s originating transmitter and antenna for free over-the-air television home reception and associated carriage within the Station’s DMA by cable, multi-channel distribution system or any other delivery system as may be developed in the future. PCC shall broadcast the CNI Digital Channel on the same basis as the other digital services of that Station and shall not discriminate in its broadcast transmission of the CNI Digital Channel, provided that in no event shall the CNI Digital Channel be entitled to more than 0.6 MHz. PCC shall be permitted to employ digital technology that allows it to use each Station’s spectrum more efficiently, provided that such use shall not in any way degrade the quality or the extent of delivery to viewers of the CNI Digital Channel or any other aspect of CNI’s use of the CNI Digital Channel.

(d) Section 3(g) (HDTV Preemption Rights) of the Master Agreement currently provides that, under certain circumstances, CNI’s use of the CNI Digital Channel may be preempted for HDTV broadcasts by a PCC Converted Station. Section 3(g) is hereby deleted in its entirety and replaced with the following: “[RESERVED].”

(e) Notwithstanding any provision in the Master Agreement to the contrary, CNI shall have no right to require, and PCC shall have no obligation to cause, any Station to broadcast the CNI Digital Channel at any time during which a Station is not broadcasting on-air with a digital signal as a result of an interruption in service from whatever cause; provided, that nothing herein shall relieve PCC of the obligations set forth in Section 5(c) of the Master Agreement.

(f) Section 4(c) of the Master Agreement is hereby deleted in its entirety and replaced with the following:

(c) Website Hyperlinks. During the Term of this Agreement, if a majority of the Stations are affiliated with a television network that utilizes an Internet website, such network shall provide at the network’s expense a first screen hyperlink to the CNI Internet website (which hyperlink shall be of the same size, position, color and prominence as provided to such hyperlink during calendar year 2004) . CNI shall at its sole expense provide the graphic material required to establish the hyperlinks described in this section. CNI’s website shall conform in all respects to the CNI Mission Statement and Statement of Purpose. CNI shall use commercially reasonable efforts to commence a 24x7 video and audio feed of CNI’s programming on CNI’s Internet website prior to January 1, 2006.

(g) Section 6(q) of the Master Agreement is hereby deleted in its entirety and replaced with the following:

Exclusivity. Other than this Agreement and the Station Agreements, CNI shall not enter into any agreement or commitment pursuant to which CNI or an affiliate thereof shall permit any television station to broadcast the CNI Programming in any DMA in which the Stations are located; provided, however, that at any time any Station fails to broadcast the CNI Digital Channel, CNI or any affiliate thereof shall have the right to enter into an agreement or commitment pursuant to which CNI or any affiliate thereof shall permit any television station to broadcast the CNI Programming in the DMA in which such Station is located as long as any such agreement or commitment is terminated no later than six (6) months following the date such station broadcasts the CNI Digital Channel. In areas outside of a Station’s current coverage area but within such Station’s DMA, CNI may offer the CNI Programming to full or low power television stations.

(h) Exhibit A and Exhibit B of the Master Agreement are hereby deleted in their entirety and replaced with Exhibit A and Exhibit B attached hereto.

(i) During the three (3) month period beginning on the date hereof, PCC shall provide to CNI on a network-wide basis, free of charge, (i) three ten and twenty second ad avails per week between 7:00 pm – 11:00 pm, (ii) ten ten and twenty second ad avails per week between 11:00 pm and 6:00 am, and (iii) five ten and twenty second ad avails per week between 6:00 am and 7:00 pm. All such ad avails shall be used solely for promotional purposes in connection with the transition to CNI 24-Hour Digital Programming. All such spots shall be provided on an “as available and run of schedule” basis.

3. Station Agreements. CNI and the Licensee of each Station shall enter into an amendment of the Station Agreement for such Station that conforms such Station Agreement to the provisions of this First Amendment. The parties shall use commercially reasonable efforts to enter into such amendments within 30 days of the date of this First Amendment.

4. Public Notice. PCC and the Licensee of each Station shall provide notice to the general public of this First Amendment by (i) filing a copy of this First Amendment with the FCC for placement in the publicly available records of each Station; (ii) placing a copy of this First Amendment in each Station’s public inspection file; and (iii) filing a copy of this First Amendment at the local, State and Federal level as requested by CNI, including any UCC or similar filings. The requirements of this Section 4 shall not apply to the LMA Stations until such time as PCC or one or more Subsidiaries of PCC acquires such LMA Stations.

5. Effect of Amendment. Except as otherwise amended hereby, the Master Agreement shall remain in full force and effect in accordance with its terms. In the event of any conflict between the provisions of this First Amendment and the Master Agreement, the provisions of this First Amendment shall control.

6. Reference to Master Agreement. It shall not be necessary to refer to this First Amendment in any reference to the Master Agreement. Any reference to the Master Agreement shall be deemed to be a reference to the Master Agreement as amended hereby.

7. Benefit and Binding Effect. Each of PCC and CNI binds itself and its respective successors, assigns and legal representatives to the other party hereto and to the successors, assigns and legal representatives of such other party with respect to all covenants, agreements and obligations contained in this First Amendment.

8. Further Assurances. The parties hereto agree to cooperate fully with each other in preparing, filing, prosecuting, advocating grant, and taking any other actions necessary with respect to any applications or actions which are or may be necessary to obtain the consent of the FCC or of any other governmental instrumentality, or any third party to, or are or may be necessary or helpful in order to accomplish the transactions contemplated by this First Amendment.

9. Waiver. No action or failure to act by PCC or CNI shall constitute a waiver of any right or duty afforded any of them under this First Amendment, nor shall any such action or failure to act constitute an approval of or acquiescence in any breach thereunder, except as may be specifically agreed in writing.

10. Governing Law. This First Amendment shall be governed, construed and enforced in accordance with the laws of the State of Delaware (without regard to the choice of law provisions thereof).

11. Headings. The headings in this First Amendment are included for ease of reference only and shall not control or affect the meaning or construction of the provisions of this First Amendment.

12. Capitalized Terms. Capitalized terms used but not defined herein shall have the same meanings as set forth in the Master Agreement.

13. Counterparts. This First Amendment may be signed in counterparts with the same effect as if the signature on each counterpart were upon the same instrument.

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IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the day and year first above written.

PAXSON COMMUNICATIONS CORPORATION

By: /s/ Dean M. Goodman

Name: Dean M. Goodman
Title: President and Chief Operating Officer

THE CHRISTIAN NETWORK, INC.

By: /s/ Richard Rusaw

Name: Richard Rusaw

Title: Chairman

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America 51, L.P.
Des Moines License, Inc.
Ocean State Television, L.L.C.
Paxson Akron License, Inc.
Paxson Albany License, Inc.
Paxson Atlanta License, Inc.
Paxson Battle Creek License, Inc.
Paxson Boston-68 License, Inc.
Paxson Buffalo License, Inc.
Paxson Charleston License, Inc.
Paxson Chicago License, Inc.
Paxson Communications Corporation
Paxson Communications License Company, LLC
Paxson Communications of Denver-59, Inc.
Paxson Communications of Akron-23, Inc.
Paxson Communications of Albany-55, Inc.
Paxson Communications of Atlanta-14, Inc.
Paxson Communications of Battle Creek-43, Inc.
Paxson Communications of Boston-68, Inc.
Paxson Communications of Buffalo-51, Inc.
Paxson Communications of Charleston-29, Inc.
Paxson Communications of Chicago-38, Inc.
Paxson Communications of Dallas-68, Inc.
Paxson Communications of Des Moines–39, Inc.
Paxson Communications of Greensboro-16, Inc.
Paxson Communications of Greenville-38, Inc.
Paxson Communications of Hartford-26, Inc.
Paxson Communications of Honolulu-66, Inc.
Paxson Communications of Houston-49, Inc.
Paxson Communications of Indianapolis-63, Inc.
Paxson Communications of Jacksonville-21, Inc.
Paxson Communications of Jacksonville-35, Inc.
Paxson Communications of Kansas City-50, Inc.
Paxson Communications of Knoxville-54, Inc.
Paxson Communications of Lexington-67, Inc.
Paxson Communications of Los Angeles-30, Inc.
Paxson Communications of Milwaukee-55, Inc.
Paxson Communications of Minneapolis-41, Inc.
Paxson Communications of Oklahoma City-62, Inc.
Paxson Communications of Orlando-56, Inc.
Paxson Communications of Philadelphia-61, Inc.
Paxson Communications of Phoenix-51, Inc.
Paxson Communications of Portland-22, Inc.
Paxson Communications of Providence-69, Inc.
Paxson Communications of Sacramento-29, Inc.
Paxson Communications of Salt Lake City-30, Inc.
Paxson Communications of San Antonio-26, Inc.
Paxson Communications of San Jose-65, Inc.
Paxson Communications of Scranton-64, Inc.
Paxson Communications of Spokane-34, Inc.
Paxson Communications of Syracuse-56, Inc.
Paxson Communications of Tulsa-44, Inc.
Paxson Communications of Washington-60, Inc.
Paxson Communications of Washington-66, Inc.
Paxson Communications of Wausau-46, Inc.
Paxson Communications Television, Inc.
Paxson Dallas License, Inc.
Paxson Denver License, Inc.
Paxson Greensboro License, Inc.
Paxson Greenville License, Inc.
Paxson Hartford Holdings, Inc.
Paxson Hartford License, Inc.
Paxson Hawaii License, Inc.
Paxson Holdings, Inc.
Paxson Houston License, Inc.
Paxson Indianapolis Holdings, Inc.
Paxson Indianapolis License, Inc.
Paxson Jacksonville License, Inc.
Paxson Jax License, Inc.
Paxson Kansas City License, Inc.
Paxson Knoxville License, Inc.
Paxson Lexington License, Inc.
Paxson Los Angeles License, Inc.
Paxson Milwaukee License, Inc.
Paxson Minneapolis License, Inc.
Paxson Oklahoma City License, Inc.
Paxson Orlando License, Inc.
Paxson Philadelphia License, Inc.
Paxson Sacramento License, Inc.
Paxson Salem License, Inc.
Paxson Salt Lake City License, Inc.
Paxson San Antonio License, Inc.
Paxson San Jose License, Inc.
Paxson Scranton License, Inc.
Paxson Spokane License, Inc.
Paxson Syracuse License, Inc.
Paxson Tulsa License, Inc.
Paxson Washington License, Inc.
Paxson Washington-60 License, Inc.
Paxson Wausau License, Inc.
Paxson West Palm Beach Holdings, Inc.
Paxson West Palm Beach License, Inc.
Paxson Raleigh License, Inc.

BY:	/s/ Dean M. Goodman

Name: Dean M. Goodman Title: President

SCHEDULE 1

Compensation

In consideration for the amendments to the Master Agreement set forth in the foregoing First Amendment to Master Agreement, PCC shall make the following payments to CNI:

(a)	During 2005, PCC shall pay to CNI in cash by wire transfer a total of Two Million Dollars ($2,000,000) in three installments as follows: (i) One Million Dollars ($1,000,000) upon the parties execution and delivery of the foregoing First Amendment to Master Agreement, (ii) Five Hundred Thousand Dollars ($500,000) on September 29, 2005; and (iii) Five Hundred Thousand Dollars ($500,000) on December 31, 2005.

(b)	During 2006, PCC shall pay to CNI in cash by wire transfer a total of One Million Two Hundred Fifty Thousand Dollars ($1,250,000) in three installments as follows: (i) Five Hundred Thousand Dollars ($500,000) on March 31, 2006, (ii) Five Hundred Thousand Dollars ($500,000) on June 30, 2006, and (iii) Two Hundred Fifty Thousand Dollars ($250,000) on September 29, 2006.

No later than 3 business days prior to the due date for each of the above installments, CNI shall provide to PCC in writing CNI’s wire transfer instructions.

If PCC defaults in making timely payments hereunder, at CNI’s sole discretion and without limitation of any other remedies available to CNI, CNI shall have the right to require immediate payment of all outstanding fees and expenses owed and any associated collection costs, plus reasonable interest thereon, charged at an annual rate of 18%, or the maximum rate allowed by law, whichever rate is less.

Notwithstanding the foregoing, in the event of a Change of Control of PCC prior to the payment in full of all amounts set forth above, PCC shall pay to CNI in cash by wire transfer all remaining unpaid amounts within three (3) business days of such Change of Control. For purposes of this Schedule 1, “Change of Control” means (i) the occurrence of any event or events causing Lowell W. Paxson to no longer be PCC’s Single Majority Shareholder or (ii) upon any sale or other disposition by PCC or its Subsidiaries in one or more transactions of Stations licensed to a community within ten (10) or more of the top twenty (20) DMAs indicated on Exhibit B-1 hereto. For purposes of the preceding clause (ii), the sale or disposition of WDPX(TV), Vineyard Haven, MA, and WPXG(TV), Concord, New Hampshire, shall not be deemed to be a sale or disposition of a Station in the Boston DMA and the sale or disposition of WWPX(TV), Martinsburg, West Virginia, shall not be deemed to be a sale or disposition of a Station in the Washington, DC DMA.

SCHEDULE 2.1

Stations Operating in Digital

Call Sign	City and State
WPXN(DT)	New York, NY

WCPX(DT)	Chicago, IL

WPPX(DT)	Wilmington, DE

WBPX(DT)	Boston, MA

WDPX(DT)	Vineyard, Haven, MA

WPXG(DT)	Concord, NH

KKPX(DT)	San Jose, CA

KPXD(DT)	Arlington, TX

WPXW(DT)	Manassas, VA

WWPX(DT)	Martinsburg, WV

WPXA(DT)	Rome, GA

KPXB(DT)	Conroe, TX

KWPX(DT)	Bellevue, WA

WXPX(DT)	Bradenton, FL

KPXM(DT)	St. Cloud, MN

KPPX(DT)	Tolleson, AZ

WPXM(DT)	Miami, FL

KSPX(DT)	Sacramento, CA

WOPX(DT)	Melbourne, FL

KPXG(DT)	Salem, OR

WIPX(DT)	Bloomington, IN

WFPX(DT)	Fayetteville, NC

WRPX(DT)	Rocky Mount, NC

WHPX(DT)	New London, CT

WNPX(DT)	Cookeville, TN

WPXE(DT)	Kenosha, WI

KPXE(DT)	Kansas City, MO

KUPX (DT)	Provo, UT

WZPX(DT)	Battle Creek, MI

WPXP(DT)	Lake Worth, FL

WPXH(DT)	Gadsden, AL

WPXV(DT)	Norfolk, VA

KOPX(DT)	Oklahoma City, OK

WGPX(DT)	Burlington, NC

WPXC(DT)	Brunswick, GA

WQPX(DT)	Scranton, PA

WYPX(DT)	Amsterdam, NY

KTPX(DT)	Okmulgee, OK

WLPX(DT)	Charleston, WV

WPXK(DT)	Jellico, TN

WUPX(DT)	Moorehead, KY

WPXR(DT)	Roanoke, VA

KPXO(DT)	Kaneohe, HI

KPXR(DT)	Cedar Rapids, IA

WPXU(DT)	Jacksonville, NC

WTPX(DT)	Antigo, WI

LMA Stations Operating in Digital

Call Sign	City and State
WPXL(DT)	New Orleans, LA

WPXX(DT)	Memphis, TN

WBNA(DT)	Louisville, KY

SCHEDULE 2.2

Stations Not Operating in Digital

KPXN(TV), San Bernardino, CA;
WPXD(TV), Ann Arbor, MI;
WVPX(TV), Akron, OH;
KPXC-TV, Denver, CO;
KPXL-TV, Uvalde, TX;
WPXJ-TV, Batavia, NY;
KFPX(TV), Newton, IA;
KGPX(TV), Spokane, WA;
WSPX(TV), Syracuse, NY;
WEPX(TV), Greenville, NC; and
WPXQ(TV), Block Island, Rhode Island.

EXHIBIT A

SUBSIDIARIES

WRPX(TV)
Paxson Raleigh License, Inc.

Paxson Communications Television, Inc.
Paxson Holdings, Inc.

WPXN(TV)
Paxson Communications License Company, LLC
Paxson Communications Corporation

KPXN(TV)
Paxson Los Angeles License, Inc.
Paxson Communications of Los Angeles-30, Inc.

WCPX(TV)
Paxson Chicago License, Inc.
Paxson Communications of Chicago-38, Inc.

WPPX(TV)
Paxson Philadelphia License, Inc.
Paxson Communications of Philadelphia-61, Inc.

WBPX(TV), WDPX(TV), WPXG(TV)
Paxson Boston-68 License, Inc.
Paxson Communications of Boston-68, Inc.

KKPX(TV)
Paxson San Jose License, Inc.
Paxson Communications of San Jose-65, Inc.

KPXD(TV)
Paxson Dallas License, Inc.
Paxson Communications of Dallas-68, Inc.

WPXW(TV)
Paxson Washington License, Inc.
Paxson Communications of Washington-66, Inc.

WWPX(TV)
Paxson Washington-60 License, Inc.
Paxson Communications of Washington-60, Inc.

WPXA(TV)
Paxson Atlanta License, Inc.
Paxson Communications of Atlanta-14, Inc.

WPXD(TV)
Paxson Communications License Company, LLC
Paxson Communications Corporation

KPXB(TV)
Paxson Houston License, Inc.
Paxson Communications of Houston-49, Inc.

KWPX(TV)
Paxson Communications License Company, LLC
Paxson Communications Corporation

WXPX(TV)
Paxson Communications License Company, LLC
Paxson Communications Corporation

KPXM(TV)
Paxson Minneapolis License, Inc.
Paxson Communications of Minneapolis-41, Inc.

KPPX(TV)
America 51, L.P.
Paxson Communications of Phoenix-51, Inc.

WVPX(TV)
Paxson Akron License, Inc.
Paxson Communications of Akron-23, Inc.

WPXM(TV)
Paxson Communications License Company, LLC
Paxson Communications Corporation

KPXC-TV
Paxson Denver License, Inc.
Paxson Communications of Denver-59, Inc.

KSPX(TV)
Paxson Sacramento License, Inc.
Paxson Communications of Sacramento-29, Inc.

WOPX(TV)
Paxson Orlando License, Inc.
Paxson Communications of Orlando-56, Inc.

KPXG(TV)
Paxson Salem License, Inc.
Paxson Communications of Portland-22, Inc.

WIPX(TV)
Paxson Indianapolis License, Inc.
Paxson Communications of Indianapolis-63, Inc.
Paxson Indianapolis Holdings, Inc.

WFPX(TV)
Paxson Communications License Company, LLC
Paxson Communications Corporation

WHPX(TV)
Paxson Hartford License, Inc.
Paxson Communications of Hartford-26, Inc.
Paxson Hartford Holdings, Inc.

WNPX(TV)
Paxson Communications License Company, LLC
Paxson Communications Corporation

WPXE(TV)
Paxson Milwaukee License, Inc.
Paxson Communications of Milwaukee-55, Inc.

KPXE(TV)
Paxson Kansas City License, Inc.
Paxson Communications of Kansas City-50, Inc.

KUPX(TV)
Paxson Salt Lake City License, Inc.
Paxson Communications of Salt Lake City-30, Inc.

KPXL(TV)
Paxson San Antonio License, Inc.
Paxson Communications of San Antonio-26, Inc.

WZPX(TV)
Paxson Battle Creek License, Inc.
Paxson Communications of Battle Creek-43, Inc.

WPXP(TV)
Paxson West Palm Beach License, Inc.
Paxson West Palm Beach Holdings, Inc.

WPXH(TV)
Paxson Communications License Company, LLC
Paxson Communications Corporation

WPXV(TV)
Paxson Communications License Company, LLC
Paxson Communications Corporation

WPXJ-TV
Paxson Buffalo License, Inc.
Paxson Communications of Buffalo-51, Inc.

KOPX(TV)
Paxson Oklahoma City License, Inc.
Paxson Communications of Oklahoma City-62, Inc.

WGPX(TV)
Paxson Greensboro License, Inc.
Paxson Communications of Greensboro-16, Inc.

WPXQ(TV)
Ocean State Television, L.L.C.
Paxson Communications of Providence-69, Inc.

WPXC-TV
Paxson Jax License, Inc.
Paxson Communications of Jacksonville-21, Inc.

WQPX(TV)
Paxson Scranton License, Inc.
Paxson Communications of Scranton-64, Inc.

WYPX(TV)
Paxson Albany License, Inc.
Paxson Communications of Albany-55, Inc.

KTPX(TV)
Paxson Tulsa License, Inc.
Paxson Communications of Tulsa-44, Inc.

WLPX-TV
Paxson Charleston License, Inc.
Paxson Communications of Charleston-29, Inc.

WPXK(TV)
Paxson Knoxville License, Inc.
Paxson Communications of Knoxville-54, Inc.

WUPX-TV
Paxson Lexington License, Inc.
Paxson Communications of Lexington-67, Inc.

WPXR(TV)
Paxson Communications License Company, LLC
Paxson Communications Corporation

KPXO(TV)
Paxson Hawaii License, Inc.
Paxson Communications of Honolulu-66, Inc.

KFPX(TV)
Des Moines License, Inc.
Paxson Communications of Des Moines–39, Inc.

KGPX(TV)
Paxson Spokane License, Inc.
Paxson Communications of Spokane-34, Inc.

WSPX-TV
Paxson Syracuse License, Inc.
Paxson Communications of Syracuse-56, Inc.

KPXR(TV)
Paxson Communications License Company, LLC
Paxson Communications Corporation

WEPX(TV)
Paxson Greenville License, Inc.
Paxson Communications of Greenville-38, Inc.

WPXU-TV
Paxson Jacksonville License, Inc.
Paxson Communications of Jacksonville-35, Inc.

WTPX(TV)
Paxson Wausau License, Inc.
Paxson Communications of Wausau-46, Inc.

EXHIBIT B
STATIONS

Call Sign	Channel	City and State	DMA
WPXN(TV)	31	New York, NY	New York, NY (1)

KPXN(TV)	30	San Bernardino, CA	Los Angeles, CA (2)

WCPX(TV)	38	Chicago, IL	Chicago, IL (3)

WPPX(TV)	61	Wilmington, DE	Philadelphia, PA (4)

WBPX(TV)	68	Boston, MA	Boston, MA (5)

WDPX(TV)	21	Vineyard, Haven, MA	Boston, MA (5)

		Concord, New
WPXG(TV)	58	Hampshire	Boston, MA (5)

			San Francisco-Oakland-San
KKPX(TV)	65	San Jose, CA	Jose, CA(6)

KPXD(TV)	68	Arlington, TX	Dallas-Ft. Worth, TX (7)

WPXW(TV)	66	Manassas, VA	Washington, DC (8)

WWPX(TV)	60	Martinsburg, WV	Washington, DC (8)

WPXA(TV)	14	Rome, GA	Atlanta, GA (9)

WPXD(TV)	31	Ann Arbor, MI	Detroit, MI (10)

KPXB(TV)	49	Conroe, TX	Houston, TX (11)

KWPX(TV)	33	Bellevue, WA	Seattle-Tacoma, WA (12)

WXPX(TV)	66	Bradenton, FL	Tampa-St. Petersburg, FL (13)

KPXM(TV)	41	St. Cloud, MN	Minneapolis-St. Paul, MN (14)

KPPX(TV)	51	Tolleson, AZ	Phoenix, AZ (15)

WVPX(TV)	23	Akron, OH	Cleveland, OH (16)

WPXM(TV)	35	Miami, FL	Miami-Ft. Lauderdale, FL (17)

KPXC-TV	59	Denver, CO	Denver, CO (18)

			Sacramento – Stockton –
KSPX(TV)	29	Sacramento, CA	Modesto, CA (19)

			Orlando-Daytona
WOPX(TV)	56	Melbourne, FL	Beach-Melbourne, FL (20)

KPXG(TV)	22	Salem, OR	Portland, OR (24)

WIPX(TV)	63	Bloomington, IN	Indianapolis, IN (25)

			Raleigh-Durham, NC
WFPX(TV)	62	Fayetteville, NC	(27)

WRPX(TV)	47	Rocky Mount, NC	Raleigh-Durham, NC (27)

WHPX(TV)	26	New London, CT	Hartford – New Haven, CT (27)

WNPX(TV)	28	Cookeville, TN	Nashville, TN (30)

WPXE(TV)	31	Kenosha, WI	Milwaukee, WI (31)

KPXE(TV)	50	Kansas City, MO	Kansas City, MO (33)

KUPX (TV)	30	Provo, UT	Salt Lake City, UT (36)

KPXL(TV)	26	Uvalde, TX	San Antonio, TX (37)

			Grand Rapids-Kalamazoo –
WZPX(TV)	43	Battle Creek, MI	Battle Creek, MI (38)

			West Palm Beach-Fort Pierce,
WPXP(TV)	67	Lake Worth, FL	FL (39)

WPXH(TV)	44	Gadsden, AL	Birmingham, AL (40)

			Norfolk-Portsmouth-Newport
			News-VA
WPXV(TV)	49	Norfolk, VA	(41)

WPXJ-TV	51	Batavia, NY	Buffalo, NY (44)

KOPX(TV)	62	Oklahoma City, OK	Oklahoma City, OK (45)

			Greensboro-High
WGPX(TV)	16	Burlington, NC	Point-Winston-Salem, NC (47)

			Providence, RI-New Bedford,
WPXQ(TV)	69	Block Island, RI	MA (48)

WPXC(TV)	21	Brunswick, GA	Jacksonville, FL (51)

WQPX(TV)	64	Scranton, PA	Wilkes Barre-Scranton, PA (53)

			Albany-Schenectady-Troy, NY
WYPX(TV)	55	Amsterdam, NY	(55)

KTPX(TV)	44	Okmulgee, OK	Tulsa, OK (60)

WLPX(TV)	29	Charleston, WV	Charleston-Huntington, WV (61)

WPXK(TV)	54	Jellico, TN	Knoxville, TN (63)

WUPX(TV)	67	Moorehead, KY	Lexington, KY (65)

WPXR(TV)	38	Roanoke, VA	Roanoke-Lynchburg, VA (67)

KPXO(TV)	66	Kaneohe, HI	Honolulu, HI (71)

KFPX(TV)	39	Newton, IA	Des Moines-Ames, IA (72)

KGPX(TV)	34	Spokane, WA	Spokane, WA (79)

WSPX(TV)	56	Syracuse, NY	Syracuse, NY (80)

			Cedar Rapids-Waterloo &
KPXR(TV)	48	Cedar Rapids, IA	Dubuque, IA (88)

			Greenville-New
WEPX(TV)	38	Greenville, NC	Bern-Washington, NC (103)

			Greenville-New Bern–Norfolk,
WPXU(TV)	35	Jacksonville, NC	NC(103)

WTPX(TV)	46	Antigo, WI	Wausau – Rhine, WI (134)

Effective upon and subject to the acquisition of one or more of the following television stations by PCC or its Subsidiaries, each such station shall be deemed a “Station” for all purposes under the foregoing Agreement:

Call Sign	Channel	City and State	DMA
WPXL	49	New Orleans, LA	New Orleans

WPXX	50	Memphis, TN	Memphis

WBNA	21	Louisville, KY	Louisville

Notwithstanding any provision in the foregoing Agreement to the contrary, each of the above stations shall be a “Station” for all purposes under the Agreement even if such station is acquired after Lowell W. Paxson is no longer PCC’s Single Majority Shareholder.